Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

25.  Subsequent Events

In February 2022, the Group invested RMB9.0 million in a private equity fund under an investment agreement to invest a total of RMB30.0 million in it, which was signed in December 2020. The Group had paid the total amount of RMB30.0 million to the private equity fund as of February 2022, which is accounted for using NAV as a practical expedient under ASC 820.